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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) November 2, 2005


                           J.R. BASSETT OPTICAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

           033-27651                                  87-0469497
    (Commission File Number)              (IRS Employer Identification Number)

                              600 S.W. 10th Street
                              Ocala, Florida 34474
                    (Address of principal executive offices)

                                 (352) 629-7509
              (Registrant's telephone number, including area code)




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Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

         Effective November 2, 2005, J.R. Bassett Optical, Inc. acquired the mineral interest described below:

                  37% of the working interest

                  (1) Oil, Gas and Mineral Lease dated January 13, 1934 from Ellen C. Wilson to S. F. Hurlbut recorded in Volume 15, Page 608 of the Oil & Gas Lease Records of Nueces County, Texas insofar and only insofar as to 250 acres, more or less, being the eastern 250 acres of the northern 250 acres of the 434.59 acre tract set aside to Leonora Bernard and more fully described in that certain Partition Decree of the Estate of W.
                  W. Wright, Deceased, recorded in Book "H", Page 313 of the Minutes of District Court of Nueces County, Texas.

                  (2) Oil, Gas and Mineral Lease dated December 9, 1950 from the State of Texas to F. William Carr recorded in Volume 116, Page 100 of the Oil & Gas Lease Records of Nueces County, Texas insofar and only insofar as to 5 acres, more or less, being out of Tract 5 of the Nueces River containing 80 acres, said 5 acre tract being more fully described in that certain Gas Unit Pooling Agreement dated November 28, 1966 for the Wilson-State Gas Unit recorded in Volume 263, Page 126 of the Oil & Gas Lease Records of Nueces County, Texas, including all producing, non-producing and shut-in oil and gas wells (hereinafter called "Wells") located on and/or associated with said Leases, together with all mineral leasehold estates and working interests created by such Leases, together with any interests in contracts, agreements, pipelines, pipeline right-of-ways or easements affecting or relating to said Leases and all material, fixtures, personal property and equipment associated with such Wells.


Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

         On November 2, 2005, Robert E. Williams ("Seller") and Samuel M. Skipper ("Buyer") completed the transactions contemplated by the Stock Purchase Agreement (the "Agreement") dated October 19, 2005. Upon the terms and subject to the conditions set forth in the Agreement, Seller sold to Buyer, and Buyer purchased from Seller, eighty percent (80%) of the issued and outstanding shares of capital stock, $.001 par value, of J.R. Bassett Optical, Inc.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        Effective November 2, 2005, Robert E. Williams tendered his resignation as officer and director of J.R. Bassett Optical, Inc. and Samuel M. Skipper was elected as sole officer and director of the Corporation


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Financial Statements

                            J R BASSETT OPTICAL, INC.
                                  BALANCE SHEET

                                                                    November 2, 2005    December 31,
                                                                         (Unaudited)          2004
                                                                          ---------           ----
                                     Assets
Current Assets                                                         $           -    $           -
Depreciable Assets-Property                                               155,000                   -
Other Assets                                                                        -               -
                                                                          -----------      ----------

                  Total Assets                                         $ 155,000        $            -
                                                                         =======         =============

                  Liabilities & Stockholders' Equity (Deficit)
Current Liabilities
         Accounts Payable                                              $           -     $     1,000
         Accrued Expenses Payable                                          -                   3,500
         Current Maturities of Long-term debt                              73,613                  -
                                                                       ----------          ----------
                  Total Current Liabilities                                73,613              4,500
Long-Term Debt, Net of Current Maturities                                  81,387                  -
                                                                        ---------         -------------
                  Total Liabilities                                      155,000               4,500
Stockholders' Equity:
         Common Stock, $0.001 Par Value, 75,000,000 Shares
         Authorized, 37,800,000 and 35,977,367 Shares Issued
         and Outstanding                                                   37,800            35,977
         Capital Received in Excess of Par Value                           27,334            17,657
         Retained Earnings (Deficit)                                    (  65,134)       (   58,134)
                                                                         ---------        ----------
                  Total Stockholders' Equity (Deficit)                          -       (     4,500)
                                                                       ------------    -------------

                  Total Liabilities & Stockholders' Equity             $            -   $             -
                                                                        =============    ==============



                            J R BASSETT OPTICAL, INC.
             STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

                                                                              Ten Months Ended
                                                                     November 2, 2005    December 31,
                                                                       (Unaudited)           2004
                                                               --------------------------     ----
Net Sales                                                         $            -            $    -
Expenses                                                                   7,000             8,091
                                                                       ---------         ---------
Net Income (Loss) Before Taxes                                        (   7,000)      (    8,091)
Income Taxes                                                                   -               -
                                                                      ----------     -------------
Net Income (Loss)                                                     (   7,000)      (    8,091)
Retained Earnings (Deficit):
         Beginning of Period                                           ( 58,134)       (  50,043)
                                                                         --------        ---------
         End of Period                                                 ( 65,134)       (  58,134)
                                                                        ========        =========

Net Loss per Common Share                                        $             -   $             -
                                                                  ==============     ==============

Weighted Average Common Shares Outstanding                           37,800,000        35,977,367



                            J R BASSETT OPTICAL, INC.
                            STATEMENTS OF CASH FLOWS

                                                                               Ten Months Ended
                                                                        November 2, 2005  December 31,
                                                                       (Unaudited)           2004
                                                                     ---------------------     ----
Cash Flows from Operating Activities:
         Net income (loss)                                             $(    7,000)     $(    8,091)
         Adjustments to reconcile net income to net cash provided
             by operating activities:
         Expenses and liabilities paid by issuance of stock                 11,500             8,091
        (Increase) Decrease in current assets                                     -   (            -)
         Increase (Decrease) in current liabilities                       (   4,500)                    -
                                                                           --------        --------------
         Net Cash Provided by Operating Activities                              -                       -

Cash Flows from Financing Activities
         Issuance of long-term debt                                       155,000                 -

Cash Flows from Investing Activities
         Assignment of property                                          (155,000)                -
                                                                       -----------        ---------

Net Increase (Decrease) In Cash                                                 -                 -
Cash at Beginning of Period                                                     -                 -
                                                                         --------         ---------
Cash at End of Period                                                  $        -       $         -
                                                                        =========        ==================
Non-cash Investing and Financing Activities:
         Issuance of Stock in Exchange for Services and Payment
            of Debt                                                    $   11,500       $     21,857
         Assignment of Property                                        $ 155,000        $          -
         Liabilities and Expenses Paid by Issuance of Stock            $(  11,500)      $(    21,857)
         Issuance of Long-term Debt for Assignment of Property         $(155,000)       $              -

Exhibits

         Exhibit 1 - Assignment, Conveyance and Bill of Sale


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          J.R. BASSETT OPTICAL, INC.



                                          By:  /s/Samuel M. Skipper
                                             ----------------------------------
                                                Samuel M. Skipper, President
                                                 and Chief Executive Officer


Date:  November 7, 2005



                                   EXHIBIT 1

                     ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF TEXAS____                  ss.
------------------                  ss.
COUNTY OF NUECES__                  ss.

_________In consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SAMURAI ENERGY, L.L.C. (hereinafter referred to as "Assignor"), whose mailing address is P.O. Box 421917, Houston, Texas 77242, does hereby BARGAIN, SELL, ASSIGN, TRANSFER and CONVEY, subject to all of the provisions hereinbelow set forth, to J.R. BASSETT OPTICAL, INC., (hereinafter referred to as "Assignee") whose mailing address is 11757 Katy Freeway, Suite 1300, Houston, Texas 77079, an undivided 37.00% interest in and to the oil and gas leases and any related contract, whether recorded or unrecorded, and any Pooling Agreement (hereinafter collectively referred to as the "Leases") more fully described as (1) Oil, Gas and Mineral Lease dated January 13, 1934 from Ellen C. Wilson to S. F. Hurlbut recorded in Volume 15, Page 608 of the Oil & Gas Lease Records of Nueces County, Texas insofar and only insofar as to 250 acres, more or less, being the eastern 250 acres of the northern 250 acres of the 434.59 acre tract set aside to Leonora Bernard and more fully described in that certain Partition Decree of the Estate of W. W. Wright, Deceased, recorded in Book "H", Page 313 of the Minutes of District Court of Nueces County, Texas and (2) Oil, Gas and Mineral Lease dated December 9, 1950 from the State of Texas to F. William Carr recorded in Volume 116, Page 100 of the Oil & Gas Lease Records of Nueces County, Texas insofar and only insofar as to 5 acres, more or less, being out of Tract 5 of the Nueces River containing 80 acres, said 5 acre tract being more fully described in that certain Gas Unit Pooling Agreement dated November 28, 1966 for the Wilson-State Gas Unit recorded in Volume 263, Page 126 of the Oil & Gas Lease Records of Nueces County, Texas, including all producing, non-producing and shut-in oil and gas wells (hereinafter called "Wells") located on and/or associated with said Leases, together with all mineral leasehold estates and working interests created by such Leases, together with any interests in contracts, agreements, pipelines, pipeline right-of-ways or easements affecting or relating to said Leases and all material, fixtures, personal property and equipment associated with such Wells.

_________Assignor's right, title and interest in and to such Leases and Wells, including the lands, contracts, fixtures, personal property, equipment, rights and interests described above being collectively referred to hereinafter as the "Properties".

_________This Assignment is intended to convey an undivided 37.00% interest as to all right, title and interest in the Properties acquired by Assignor by that certain Assignment, Bill of Sale and Conveyance dated March 22, 2004, but effective as of January 1, 2004 from VTEX Energy, Inc. to Samurai Energy, L.L.C. recorded as Document No. 2004018188 of the Official Public Records of Nueces County, Texas, and Assignor does hereby BARGAIN, SELL, ASSIGN, TRANSFER and CONVEY unto Assignee, and Assignee does hereby receive and accept the undivided interest designated above in the Properties subject to all of the following terms, provisions, and conditions hereof:

1._______This Assignment is made without warranty of title and without any other warranty whatsoever, express or implied.

2. THIS ASSIGNMENT IS MADE WITHOUT WARRANTY EITHER EXPRESS OR IMPLIED, AS TO THE QUANTITY, WEIGHT, GRADE, CONDITION, FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OF ANY AND ALL WELLS, MATERIAL AND EQUIPMENT SUBJECT HERETO.

3. Except as may otherwise specifically be provided herein, Assignor shall be entitled to all credits and proceeds of production from and accruing to the Properties prior to the Effective Date and shall be responsible for all reasonable and necessary operating costs and expenses directly attributable to the Properties prior to the Effective Date. Assignee shall be entitled to all credits and proceeds of production from and accruing to the Properties on and after the Effective Date and shall be responsible for all costs, expenses, disbursements, obligations and liabilities attributable to the Properties on and after the Effective Date.

4. By accepting this Assignment, Assignee agrees that Assignees has inspected and is familiar with the Properties and accepts responsibility and liability for the present and future condition of the Properties, and further agrees that this conveyance of the Properties is on an "AS IS", "WHERE IS", and "WITH ALL FAULTS AND DEFECTS-LATENT AND PATENT" basis.

5. Assignee hereby agrees to indemnify, protect and defend Assignor against any and all environmental liability regarding the Properties and further agrees to hold Assignor harmless against any legal and/or financial liability which may be assessed against Assignor resulting from any environmental matters pertaining to the Properties, including, but not limited to remediation and restoration costs, fines, penalties and any other related expenses.

6. In regard to Assignor's interest in oil and gas Wells included within the Properties, Assignee agrees to assume all Well plugging liability and shall indemnify and hold Assignor harmless against any monetary expense necessary to plug such wells as may be required by the Railroad Commission of Texas, or any other governmental authority. Assignee also agrees to restore the surface of the Properties in accordance with applicable governmental rules, regulations, laws and orders, and as may be required under any lease, contract or other agreement affecting the Properties.

7. Except as may otherwise specifically be provided herein, Assignor shall be liable for all ad valorem taxes, real property taxes, personal property taxes, and similar obligations ("Property Taxes") accruing up to but excluding the Effective Date. Assignee shall be liable for all Property Taxes relating to the ownership of the Properties on and after the Effective Date.

8. Except as may otherwise specifically be provided herein, all taxes (other than income taxes) which are imposed on or with respect to the production of oil, natural gas or other hydrocarbons or minerals or the receipt of proceeds therefrom
                  (including but not limited to severance, production and excise tax) shall be apportioned between the parties based upon the Effective Date. All such taxes which accrued prior to the Effective Date have been or will be properly paid or withheld by Assignee and all statements, returns, and documents pertinent thereto have been or will be properly filed by Assignee on behalf of Assignor. Payment or withholding of all such taxes which accrue on or after the Effective Date and the filing of all statements, returns and documents incident thereto shall be the liability and responsibility of Assignee.

9. By acceptance of this Assignment, Assignee acknowledges that Assignee's decision and election to purchase these Properties has been made solely on the basis of its own independent investigation of the Properties. Accordingly, Assignee agrees and hereby acknowledges that Assignor has not made, and ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND
                  THIS CONVEYANCE IS MADE BY ASSIGNOR WITHOUT ANY REPRESENTATION, COVENANT OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON
                  LAW,  BY STATUTE,  WORD USAGE OR  OTHERWISE,  RELATING  TO:
 (i) ANY  COVENANT OR WARRANTY OF TITLE TO THE  PROPERTIES
                  (INCLUDING, BUT NOT LIMITED TO, THE SUBJECT LEASES); THE CONDITION OF THE PROPERTIES; AND (ii) ANY INFORMATION, DATA
                  OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING, WITHOUT
                  LIMITATION, INFORMATION, DATA OR OTHER MATERIALS REGARDING THE EXISTENCE OR EXTENT OF OIL, GAS OR ANY SUCH RESERVES,
                  THE VALUE OF SUCH RESERVES, ANY PRODUCT PRICING ASSUMPTIONS, PRESENT OR PAST PRODUCTION RATES, COMPLIANCE WITH LEASE
                  TERMS, THE CONDTION OF ANY WELL, AND THE ABILITY TO SELL OIL OR GAS PRODUCTION AFTER THE EFFECTIVE DATE). The
                  parties hereto agree that, to the extent required by applicable law to be operative, the disclaimers of certain warranties contained in this paragraph are "conspicuous" disclaimers for the purposes of any applicable law, rule or order.

10. Assignor convenants and agrees to execute and deliver to Assignee all such other and additional instruments and other documents and will do all such other acts and things as may be necessary more fully to assure to Assignee or its successors or assigns, all of the respective properties, rights and interests herein and hereby granted or intended to be granted.

11. All of the provisions hereof shall inure to the benefit of and be binding upon the respective successors and assigns of Assignor and Assignee. All references herein to Assignor or Assignee shall include their respective successors and assigns.

12. It is the intention and agreement of Assignor and Assignee hereunder that the provisions of this Assignment be severable. Should the whole or any portion of a section or paragraph be judicially held, to be void or invalid, such holding shall not affect other portions which can be given effect without the invalid or void portion.

13. This Assignment states the entire Agreement between the Assignor and Assignee hereto with respect to the subject matter hereof and may not be supplemented, altered, amended, modified or revoked except in writing signed by each PARTY hereto.

14. The convenants, indemnities, and obligations of the Assignor and Assignee shall survive the Closing and not be merged in, impaired, or abrogated by the consummation of such Closing or the delivery of any documents or instruments on such Closing.

15. The persons signing below, by their execution, represent and warrant that they have full and lawful authority to bind the respective entities on whose behalf they are signing.

         Executed by Assignor and Assignee on the 2nd day of November, 2005, but this instrument is to be effective as of 7:00 o'clock a.m. on October 1, 2005, being the Effective Date.

GRANTOR:  SAMURAI ENERGY, L.L.C.


--------------------------------
Samuel M. Skipper, President



GRANTEE:  J.R. BASSETT OPTICAL, INC.


---------------------------------
Samuel M. Skipper, President

                                ACKNOWLEDGEMENTS



STATE OF TEXAS____         ss.
         ---------                  ss.
COUNTY OF HARRIS__ss.

         This instrument was acknowledged before me this the 2nd day of November, 2005, by Samuel M. Skipper, President of Samurai
Energy, L.L.C., on behalf of said company.

         ---------

         ---------                            --------------------------------
         _________                            Notary Public in and for the
         _________                            State of Texas



STATE OF TEXAS____         ss.
         ---------         ss.
COUNTY OF HARRIS__         ss.

         This instrument was acknowledged before me this the 2nd day of November, 2005, by Samuel M. Skipper, President of J.R.
Bassett Optical, Inc., on behalf of said company.
         ---------

         ---------                            --------------------------------
         _________                            Notary Public in and for the
         _________                            State of Texas


After recording return to:

J.R. Bassett Optical, Inc.
11757 Katy Freeway, Suite 1300
Houston, Texas 77079